                         NOTICE OF GUARANTEED DELIVERY
                                 FOR TENDER OF
                   9 3/8% SENIOR SUBORDINATED NOTES DUE 2007
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)
                                       OF
                           PACKARD BIOSCIENCE COMPANY

    This form or one substantially equivalent hereto must be used to accept the
Exchange Offer of Packard BioScience Company (the "Company") made pursuant to
the Prospectus, dated            , 1997 (the "Prospectus"), if certificates for
the outstanding 9 3/8% Senior Subordinated Notes Due 2007 of the Company (the
"144A Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to The Bank of New York (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender 144A Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of
Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                      THE BANK OF NEW YORK, EXCHANGE AGENT

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
                                      FACSIMILE TRANSMISSIONS:
 BY HAND OR OVERNIGHT DELIVERY:     (ELIGIBLE INSTITUTIONS ONLY)    BY REGISTERED OR CERTIFIED MAIL:
      The Bank of New York                                                The Bank of New York
       101 Barclay Street                  (212) 571-3080                101 Barclay Street, 7E
Corporate Trust Services Window                                         New York, New York 10286
                                                                       Attention: Reorganization
          Ground Level                TO CONFIRM BY TELEPHONE                   Section,
   Attention: Reorganization
             Section,                 OR FOR INFORMATION CALL:      Arwen Gibbons
          Arwen Gibbons
                                           (212) 815-6333

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

    Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of 144A Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed
Delivery Procedures" section of the Prospectus.

Principal Amount of 144A Notes Tendered:*
$
---------------------------------
Certificate No(s). (if available):
------------------------------------
Total Principal Amount Represented by Certificate(s):
$
---------------------------------
*Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

    All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

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                               X
                               X
                   Signature(s) of Owner(s)                                    Date
                    or Authorized Signatory

Area Code and Telephone Number:
----------------------------

    Must be signed by the holder(s) of 144A Notes as their name(s) appear(s) on certificates for 144A Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. If 144A Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

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
                                      Please print name(s) and address(es)

Name(s):
Capacity:
Address(es):
Account Number:

                                   GUARANTEE
                    (Not to be used for signature guarantee)

    The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the 144A Notes being tendered hereby or confirmation of book-entry transfer of such 144A Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date.
Name of Firm ___________________________________________________________________
Address ________________________________________________________________________
      __________________________________________________________________________
Area Code & Telephone No. ______________________________________________________
Authorized Signature ___________________________________________________________
Name ___________________________________________________________________________
      (Please Type or Print)
Title __________________________________________________________________________
Date ___________________________________________________________________________

NOTE: DO NOT SEND CERTIFICATES OF 144A NOTES WITH THIS FORM. CERTIFICATES OF
      144A NOTES SHOULD BE SENT ONLY WITH A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.